                                                                 Exhibit 15(b)

    SCHEDULE A DATED SEPTEMBER 19, 2000 TO MULTIPLE CLASS OF SHARES PLAN FOR
                          DRESDNER RCM GLOBAL FUNDS, INC.


FUND/CLASS                                             DISTRIBUTION FEE
                                                       (as a percentage of
                                                       average net assets)

Dresdner RCM Large Cap Growth Fund
        Class N                                               0.25%
        Class I                                               None

Dresdner RCM Global Small Cap Fund
        Class N                                               0.25%
        Class I                                               None

Dresdner RCM Global Technology Fund
        Class N                                               0.25%
        Class I                                               None

Dresdner RCM Emerging Markets Fund
        Class N                                               0.25%
        Class I                                               None

Dresdner RCM Tax Managed Growth Fund
        Class N                                               0.25%
        Class I                                               None

Dresdner RCM Global Equity Fund
        Class N                                               0.25%
        Class I                                               None


FUND/CLASS                                             DISTRIBUTION FEE
                                                       (as a percentage of
                                                       average net assets)
Dresdner RCM Strategic Income Fund
        Class N                                               0.25%
        Class I                                               None

Dresdner RCM MidCap Fund
        Class N                                               0.25%
        Class I                                               None

Dresdner RCM Small Cap Fund
        Class N                                               0.25%
        Class I                                               None

Dresdner RCM International Growth Equity Fund
        Class N                                               0.25%
        Class I                                               None

Dresdner RCM Europe Fund
        Class N                                               0.25%
        Class I                                               None
